                                                                      Exhibit 99

                                      INDEX



                                                                        Page(s)

Consolidated Balance Sheets, June 30, 1995 (Unaudited)
     and December 31, 1994                                                 3

Consolidated Statements of Operations,  Three and six  months ended
     June 30, 1995 and 1994 (Unaudited)                                    4

Consolidated Statements of Cash Flows, Three and six months ended
     June 30, 1995 and 1994 (Unaudited)                                    5

Consolidated Statement of Partners' Equity, Three and six months ended
     June 30, 1995 (Unaudited)                                             6

Notes to Consolidated Financial Statements (Unaudited)                     7-8

                DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                             June 30,     December 31,
                                                                                              1995           1994
                                                                                           ----------     ------------
                                                                                          (Unaudited)
     ASSETS
Real estate investments:
     Land and improvements                                                                 $  83,452       $ 72,758
     Buildings and tenant improvements                                                       656,937        580,794
     Construction in progress                                                                 53,423         22,967
     Land held for development                                                                46,602         47,194
                                                                                           ---------      ---------
                                                                                             840,414        723,713
     Accumulated depreciation                                                                (47,251)       (38,058)
                                                                                           ---------      ---------


         Net real estate investments                                                         793,163        685,655

Cash and cash equivalents                                                                     21,101         40,427
Accounts receivable, net of allowance of $429 and  $450                                        3,691          4,257
Accrued straight-line rents, net of allowance of $841                                          6,294          5,030
Receivables on construction contracts                                                          9,504          7,478
Investments in unconsolidated companies                                                       11,317          8,418
Deferred financing costs, net of accumulated amortization of $1,441 and $1,755                 7,196          6,390
Deferred leasing and other costs, net of accumulated amortization of $3,856 and $2,702        14,862         11,845
Escrow deposits and other assets                                                               6,411          6,384
                                                                                           ---------      ---------

                                                                                            $873,539      $ 775,884
                                                                                           ---------      ---------
                                                                                           ---------      ---------



     LIABILITIES AND PARTNERS' EQUITY

Property indebtedness:
     Mortgage loans                                                                        $ 300,233      $ 298,640

Construction payables and amounts due subcontractors                                          22,933          9,464
Accounts payable                                                                                 831            869
Accrued real estate taxes                                                                      8,234          8,983
Other accrued expenses                                                                         2,633          3,174
Other liabilities                                                                              3,570          3,564
Tenant security deposits and prepaid rents                                                     3,896          3,472
                                                                                           ---------      ---------
     Total liabilities                                                                       342,330        328,166
                                                                                           ---------      ---------

Minority interest                                                                                392            420
                                                                                           ---------      ---------
Partners' equity                                                                             530,817        447,298
                                                                                           ---------      ---------

                                                                                            $873,539       $775,884
                                                                                           ---------      ---------
                                                                                           ---------      ---------


          See accompanying Notes to Consolidated Financial Statements

                DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                     Three months ended June 30,         Six months ended June 30,
                                                                     ---------------------------         -------------------------
                                                                           1995           1994                1995          1994
                                                                        --------       --------            --------       ------
RENTAL OPERATIONS
  Revenues:
     Rental income                                                       $26,581        $21,509             $51,510       $41,843
     Interest and other income                                               459            175               1,116           405
                                                                        --------       --------            --------       -------
                                                                          27,040         21,684              52,626        42,248
                                                                        --------       --------            --------       -------

Operating expenses:
     Rental expenses                                                       4,789          4,204               9,786         8,579
     Real estate taxes                                                     2,365          2,259               4,290         4,201
     Interest expense                                                      4,908          4,492              10,053         8,723
     Depreciation and amortization                                         5,511          4,119              11,103         8,138
     General and administrative                                              442            482                 969           922
                                                                        --------       --------            --------       -------

                                                                          18,015         15,556              36,201        30,563
                                                                        --------       --------            --------       -------
          Earnings from rental operations                                  9,025          6,128              16,425        11,685
                                                                        --------       --------            --------       -------

SERVICE OPERATIONS
  Revenues:
     Property management, maintenance and leasing fees                     2,780          2,941               5,256         5,393
     Construction management and development fees                          1,300          1,324               2,455         2,963
     Interest and other income                                               240            346                 444           663
                                                                        --------       --------            --------       -------
                                                                           4,320          4,611               8,155         9,019
                                                                        --------       --------            --------       -------

Operating expenses:
     Payroll                                                               2,084          2,079               3,982         4,202
     Maintenance                                                             310            262                 546           487
     Office and other                                                        589            612               1,062         1,209
                                                                        --------       --------            --------       -------
                                                                           2,983          2,953               5,590         5,898
                                                                        --------       --------            --------       -------
          Earnings from service operations                                 1,337          1,658               2,565         3,121
                                                                        --------       --------            --------       -------
               Operating income                                           10,362          7,786              18,990        14,806
                                                                        --------       --------            --------       -------
Earnings (loss) from property sales                                           --            (46)                 --           135
Equity in earnings of unconsolidated companies                                31             32                 470           593
Minority interest in earnings of subsidiaries                               (238)          (249)               (431)         (605)
                                                                        --------       --------            --------       -------
          Net income                                                    $ 10,155       $  7,523            $ 19,029       $14,929
                                                                        --------       --------            --------       -------
                                                                        --------       --------            --------       -------



           See accompanying Notes to Consolidated Financial Statements

                DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                        Six months ended June 30,
                                                                                        -------------------------
                                                                                          1995           1994
                                                                                          ----           ----
Cash flows from operating activities:
Net income                                                                              $19,029        $14,929
  Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation of buildings and tenant improvements                                  9,337          7,102
       Amortization of deferred financing fees                                              584            222
       Amortization of deferred leasing and other costs                                   1,182            814
       Minority interest in earnings of subsidiaries                                        430            605
       Straight-line rent adjustment                                                     (1,264)        (1,466)
       Allowance for straight-line rent receivable                                           --            748
       Earnings from property sales, net                                                     --           (135)
       Construction contracts, net                                                       11,443          4,409
       Other accrued revenues and expenses, net                                            (114)        (1,326)
       Equity in earnings of unconsolidated companies                                       (73)          (123)
                                                                                       --------       --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                                      40,554         25,779
                                                                                       --------       --------

Cash flows from investing activities:

       Proceeds from property sales                                                          38          1,155
       Building, development and acquisition costs                                     (103,541)       (54,521)
       Tenant improvements                                                               (4,180)        (1,957)
       Deferred costs and other assets                                                   (4,199)        (3,733)
       Net advances to unconsolidated companies                                          (2,539)            --
                                                                                       --------       --------
          NET CASH USED BY INVESTING ACTIVITIES                                        (114,421)       (59,056)
                                                                                       --------       --------

Cash flows from financing activities:

       Contributions from partners                                                       82,273             --
       Proceeds from property indebtedness                                                   51         60,100
       Payments on property indebtedness                                                 (2,699)       (11,980)
       Distributions to partners                                                        (23,071)       (18,430)
       Distributions to minority interest                                                  (458)          (487)
       Deferred financing costs                                                          (1,555)          (961)
                                                                                       --------       --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                                      54,541         28,242
                                                                                       --------       --------

          NET DECREASE IN CASH AND CASH EQUIVALENTS                                     (19,326)        (5,035)
                                                                                       --------       --------

  Cash and cash equivalents at beginning of period                                       40,427         10,065
                                                                                       --------       --------

  Cash and cash equivalents at end of period                                           $ 21,101       $  5,030
                                                                                       --------       --------
                                                                                       --------       --------


           See accompanying Notes to Consolidated Financial Statements

                DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES

                   CONSOLIDATED STATEMENT OF PARTNERS' EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                 (IN THOUSANDS)
                                   (UNAUDITED)

     Balance at December 31, 1994                                                                   $447,298

     Net  income                                                                                      19,029

     Capital contribution  from Duke Realty Investments, Inc.                                         82,705

     Acquisition of property in exchange for limited partnership interest                              4,856

     Distributions to partners                                                                       (23,071)
                                                                                                    --------

     Balance at June 30, 1995                                                                       $530,817
                                                                                                    --------
                                                                                                    --------



           See accompanying Notes to Consolidated Financial Statements

                         DUKE REALTY LIMITED PARTNERSHIP
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.   FINANCIAL STATEMENTS

     The interim condensed consolidated financial statements included herein have been prepared by Duke Realty Limited Partnership (the "Partnership") without audit. The statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Partnership's Annual Financial Statements.

     THE PARTNERSHIP

     Duke Realty Limited Partnership (the "Partnership") was formed on October 4, 1993, when Duke Realty Investments, Inc. (the "Predecessor Company") completed the acquisition of substantially all of the properties and businesses of Duke Associates, a full-service commercial real estate firm. In connection with the acquisition, the Predecessor Company issued an additional 14,800,833 shares of common stock through an offering. The Predecessor Company then contributed all of its properties and related assets and liabilities along with the net proceeds from the Offering to the Partnership in exchange for a 78.36% general partnership interest represented by 16,046,144 partnership units. Duke Associates contributed its properties to the Partnership subject to their existing liabilities in exchange for a 21.64% limited partnership interest represented by 4,432,109 partnership units ("Units"). The limited partnership units are exchangeable for shares of the Predecessor Company's common stock on a one-for-one basis commencing October 4, 1994.

     The acquisition was accounted for under the purchase method. The value of $466.0 million assigned to the acquired properties and businesses was equal to the property debt and other net liabilities assumed, of which $302.0 million was repaid from the proceeds of the Predecessor Company's contribution. The related service businesses are conducted through Duke Realty Services Limited Partnership (DRSLP) and Duke Construction Limited Partnership (DCLP), in which the Partnership has an 89% profits interest and effective control of their operations.

     In 1994, the Predecessor Company issued an additional 3,887,300 shares of Common Stock through an additional offering (the "1994 Offering") and received net proceeds of $92.1 million. These proceeds were contributed to the Partnership in exchange for additional partnership units and were used by the Partnership to fund current development and acquisition costs.

     In 1994, the Predecessor Company acquired an additional interest in the Partnership through the issuance of 456,375 common shares for a like number of partnership units. The acquired additional interest in the Partnership was recorded at the fair market value of the Predecessor Company's common stock on the date of acquisition. The acquisition amount of $11.5 million was allocated to rental property, undeveloped land and investments in unconsolidated companies based on their estimated fair values.

     On May 23, 1995, the Predecessor Company issued an additional 3,727,500 shares of Common Stock through an additional offering (the "1995 Offering") and received net proceeds of approximately $96.3 million. The Predecessor Company contributed $82.3 million to the Partnership in exchange for additional partnership units. These proceeds are being used by the Partnership to fund current development commitments and acquisition costs. The Predecessor Company owns an 85.3% interest in the Partnership as of June 30, 1995.

2.   PROPERTY INDEBTEDNESS

     The Partnership has a $100 million unsecured revolving credit facility which is available to fund current development costs and provide working capital. The revolving line of credit matures in April 1998 and bears interest payable monthly at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%.


3.   RELATED PARTY TRANSACTIONS

     The Partnership provides management, leasing, construction, and other tenant related services to properties in which certain executive officers have continuing ownership interests. The Partnership was paid fees totaling $927,000 and $908,000 for such services for the six months ended June 30, 1995 and 1994. Management believes the terms for such services are equivalent to those available in the market.
     The Partnership has an option to purchase the executive officers' interest in each of the properties.

4.   FORWARD TREASURY LOCK AGREEMENT

     In May 1995, the Partnership entered into a Forward Treasury Lock Agreement in order to hedge its exposure to interest rate fluctuations on an anticipated $100 million debt financing expected to close by December 31, 1995. Any gain or loss under the agreement will be amortized to interest expense over the term of the financing.